UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2008

PLURIS ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-25579

(Commission File Number)

87-0571853

(IRS Employer Identification No.)

Suite 2703 – 550 Pacific Street, Vancouver, British Columbia V6Z 3G2 Canada

(Address of principal executive offices and Zip Code)

604.607.1677

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes In The Registrant's Certifying Accountant.

(a)	Resignation of Independent Accountant.

On June 5, 2008, we dismissed Dale Matheson Carr-Hilton Labonte LLP, Chartered Accountants, as our principal independent accountant.

Dale Matheson Carr-Hilton Labonte LLP’s reports on our financial statements for the past two most recent fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Dale Matheson Carr-Hilton Labonte LLP’s reports contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern.

During the years ended December 31, 2007 and 2006 and during the period from the end of the most recently completed fiscal year through June 5, 2008, the date of dismissal, there were no disagreements, resolved or not, with Dale Matheson Carr-Hilton Labonte LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Dale Matheson Carr-Hilton Labonte LLP, would have caused it to make reference to such disagreements in its reports.

During the years ended December 31, 2007 and 2006, and in the subsequent interim period through the date hereof, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Dale Matheson Carr-Hilton Labonte LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Dale Matheson Carr-Hilton LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter dated June 5, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Accountant.

Concurrent with the dismissal of Dale Matheson Carr-Hilton Labonte LLP, we engaged BDO Dunwoody LLP, Chartered Accountants, as our new principal independent accountant to audit our financial statements. On June 5, 2008, our board of directors approved the change of accountants to BDO Dunwoody LLP.

Prior to engaging BDO Dunwoody LLP, we did not consult with BDO Dunwoody LLP regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody LLP on our financial statements, and BDO Dunwoody LLP did not provide any written or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(v) of Regulation S-K with our former principal independent accountant.

Item 9.01 Financial Statements and Exhibits.

A copy of the following documents are included as exhibits to this current report on Form 8-K pursuant to Item 601 of Regulation S-K:

16.1	Letter from Dale Matheson Carr-Hilton Labonte LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURIS ENERGY GROUP INC.

By: /s/ Sacha Spindler

Sacha H. Spindler
Chief Executive Officer, Chairman and Director

Dated: June 5, 2008